BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio (the “Fund”)

Supplement Dated February 1, 2009 to the Prospectus

Effective as of January 28, 2009, the Fund has added the Russell 1000® Index as a performance benchmark. The Russell 1000® Index is an unmanaged broad-based index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. For the one, five, and ten year periods ended December 31, 2008, the average annual total returns for the Russell 1000® Index were -37.60%, -2.04% and -1.09%, respectively. The Fund will continue to compare its performance to the Standard & Poor’s 500 Index and the Barclays Capital Aggregate Bond Index.

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